SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         takeoutmusic.com Holdings Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                         takeoutmusic.com Holdings Corp.
                             381 Broadway, Suite 201
                               New York, NY 10013

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on September 27, 2000

To the Stockholders of
takeoutmusic.com Holdings Corp.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of takoutmusic.com Holdings Corp. (the "Company") will be held at the Company's offices located at 381 Broadway, Suite 201, New York, NY 10013 on September 27, 2000 at 10:00 a.m., New York time, for the following purposes:

          (1) To elect four (4) Directors to serve for a term of one (1) year and until a successor has been duly elected and qualified;

          (2) To consider and act on a proposal authorizing the adoption of the 1999 Incentive Compensation Plan as set forth in Appendix A; and

          (3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on August 21, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     Enclosed is a Proxy Statement, a Proxy and a self-addressed envelope in which to return the Proxy. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying Proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior Proxy and vote your shares in person if you wish to do so. Any prior Proxy will automatically be revoked if you execute the accompanying Proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Stockholders.

                                  By Order of the Board of Directors

                                  /s/ JOHN LAVALLO,
                                  Executive Vice President of Business Affairs

Dated: August 25, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                         takeoutmusic.com Holdings Corp.
                             381 Broadway, Suite 201
                            New York, New York 10013

                                 PROXY STATEMENT
                                       FOR
                         Annual Meeting of Stockholders
                        To Be Held on September 27, 2000

     This Proxy Statement and the accompanying form of Proxy have been mailed on or about August 25, 2000 to the holders of the Common Stock of record on August 21, 2000 (the "Record Date") of takeoutmusic.com Holdings Corp., a Washington corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 381 Broadway, Suite 201, New York, New York, 10013 on September 27, 2000 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     On the Record Date there were 12,499,373 shares of Common Stock, par value $.01 per share, issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to stockholders. The Common Stock vote together as a single class and voting may be done on a cumulative basis. All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions, and broker non-votes. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached.

     Shares of the Company's Common Stock represented by a properly executed Proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the five (5) nominees identified on the Proxy for a director to serve for a term of one (1) year, and (ii) FOR the proposal to adopt the Company's 1999 Incentive Compensation Plan as set forth in Appendix A. The Proxy also provides that the persons authorized thereunder may, in the absence of instructions to the contrary, vote or act in accordance with their judgment on any other matters properly presented for action at the Annual Meeting or any adjournment thereof.

     Any Proxy may be revoked at any time before it is voted. A stockholder may revoke the Proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a Proxy bearing a later date or by voting in person at the Annual Meeting. The affirmative vote of the holders of the shares of Common Stock present or represented at the Annual Meeting is required for election of Directors, with the four persons receiving the highest vote totals to be elected as Directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for the adoption of the 1999 Incentive Compensation Plan. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter (except with respect to election of Directors). Broker non-votes will not be considered as present and entitled to vote with respect to any matter so indicated on the proxy. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

     The Company will bear the cost of the solicitation of Proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit Proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send Proxies, proxy statements and other material to the beneficial owners of the Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to Stockholders for the fiscal year ended December 31, 1999, including financial statements, accompanies this Proxy Statement. The Annual Report to Stockholders is not deemed to be part of the Company's proxy solicitation materials.

     The principal executive offices of the Company are located at 381 Broadway, Suite 201, New York, New York 10013; the Company's telephone number is (212) 871-0715.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Company's Common Stock, $.01 par value. There were 12,499,373 shares of Common Stock outstanding on the Record Date. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders. The Common Stock vote together as a single class and voting of the shares of Common Stock is on a non-cumulative basis.

     The table on the following page sets forth certain information as of August 18, 2000 with respect to the ownership of Common Stock by (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, (ii) each Director and each executive officer of the Company, and (iii) all Directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares listed opposite such individual's name.



                   (BALANCE OF SHEET INTENTIONALLY LEFT BLANK)

     NAME AND ADDRESS                      AMOUNT OF AND NATURE       PERCENTAGE
    OF BENEFICIAL OWNER                   OF BENEFICIAL OWNERSHIP      OF CLASS
    -------------------                   -----------------------      --------
 Sofisco Nominees Limited............           1,724,964               13.8%
 Le Panorama AB
 57 Rue Grimaldi, Mc 98000 Monaco

 Mori S. Ninomiya....................           1,642,660(1)            13.0%
 381 Broadway, Suite 201
 New York, NY 10013

 Jason Brunka........................           1,188,410(2)             9.5%
 381 Broadway, Suite 201
 New York, NY 10013

 Rich Pangilinan.....................           1,109,750(3)             8.8%
 381 Broadway, Suite 201
 New York, NY 10013

 John Lavallo........................             987,160(4)             7.9%
 381 Broadway, Suite 201
 New York, NY 10013

 Steven A. Saltzman..................              43,125(5)               *
 6, Rue Malher
 Code de Porte B247
 75004 Paris, France

 Edwin O'Loughlin....................              43,125(5)               *
 381 Broadway, Suite 201
 New York, NY 10013

 All Officers and Director-Officers as
 a Group (4 persons in number).......           2,716,070(1)(4)(5)      21.3%

----------
* Less than one percent.

(1) Includes 1,527,660 shares of Common Stock and options to purchase 115,000 shares of Common Stock.

(2) Includes 1,113,660 shares of Common Stock and options to purchase 74,750 shares of Common Stock.

(3) Includes 1,035,000 shares of Common Stock and options to purchase 74,750 shares of Common Stock.

(4) Includes 895,160 shares of Common Stock and options to purchase 92,000 shares of Common Stock.

(5) Includes options to purchase 43,125 shares of Common Stock.

Certain Reports

     No person who, during the fiscal year ended December 31, 1999, was a Director, officer or beneficial owner of more than ten percent of the Company's Common Stock (which is the only class of securities of the Company registered under Section 12 of the Exchange Act) (a "Reporting Person") failed to file, on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year or prior years. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Exchange Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

     The following table sets forth the persons who currently serve as Directors and provides the year in which their current term expires.

Director                              Term Expires
--------                              ------------
Mori S. Ninomiya                          2000
John Lavallo                              2000
Edwin O'Loughlin                          2000
Steven  A. Saltzman                       2000

     The Board of Directors has nominated four (4) persons, Mori S. Ninomiya, John Lavallo, Edwin O'Loughlin and Steven A. Saltzman, for election as Directors to the Board of Directors for terms expiring at the Annual Meeting in the year 2001. Stockholders will be voting for five (5) Directors with terms of one (1) year. The affirmative vote of a plurality of the outstanding shares of Common Stock thereon, voting together as a single class at the Annual Meeting, is required to elect the Directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors. Abstentions and broker non-votes will, however, be considered as votes represented at the Annual Meeting for quorum purposes. All proxies received by the Board of Directors will be voted for the election of Messrs. Ninomiya, Lavallo, O'Loughlin and Saltzman as Directors if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any nominee for election as a Director.

     Set forth below is certain biographical information regarding Messrs. Ninomiya, Lavallo, O'Loughlin and Saltzman.

     Mori S. Ninomiya. Mr. Ninomiya was elected to the Board of Directors on February 4, 2000, at which time he was also appointed President and Chief Executive Officer of the Company. Mr. Ninomiya has served as Chairman of the Board, President and Chief Executive Officer of takeoutmusic.com, Inc. from July 1999 until present. From February 1999 through July 1999, Mr. Ninomiya was primarily engaged in activities related to the formation of takeoutmusic.com, Inc. From September, 1997 until February, 1999, Mr. Ninomiya served in the
Artist & Repertoire department at Tommy Boy Music LLC, an affiliate of Time-Warner, Inc. From June, 1995 until September, 1997, Mr. Ninomiya was an audio and music product for Time Warner Interactive. From June, 1991 until September, 1992, Mr. Ninomiya was an audio engineer at Atlantic Recording Studios. Mr. Ninomiya obtained a B.M. from New York University in 1994.

     John Lavallo. Mr. Lavallo was elected to the Board of Directors on February 4, 2000, at which time he was also appointed Executive Vice-President, Business Affairs and Secretary of the Company. Mr. Lavallo has served Executive Vice-President, Business Affairs and Secretary of takeoutmusic.com, Inc. from August 1999 until present. From December 1997 through August 1999, Mr. Lavallo served as an attorney in the Business Affairs/Legal Department at Tommy Boy Music LLC. From August 1997 through December 1997, Mr. Lavallo served as a legal consultant to the law firm of McCarter & English, LLP. From March 1995 through May, 1997, Mr. Lavallo worked as a Contract/Business Analyst At EMI Capital Music. Mr. Lavallo holds a J.D., cum laude, from Michigan State University and a B.A., cum laude, from Drew University.

     Edwin O'loughlin. Mr. O'Loughlin was elected to the Board of Directors on February 4, 2000. Mr. O'Loughlin has served as a Director of takeoutmusic.com, Inc. from August 2, 1999 until present. From December 1999 through the present, Mr. O'Loughlin has served as an advisor to Sharp End Records Ltd. From April 1998 through present Mr. O'Loughlin has served as a producer in the Artist & Repertoire Department at Tommy Boy Music LLC. Prior to such time, Mr. O'Loughlin served as Chairman of Next Plateau Records, a rap and dance music label, where Mr. O'Loughlin was credited with over thirty top-40 Billboard hits and the sextuple-platinum "Very Necessary" by Salt N' Pepa. In addition, during the 1970's Mr. O'Loughlin founded Midland International, a Disco label whose roster included Silver Convention and Carol Douglas.

     Steven A. Saltzman. Mr. Saltzman was elected to the Board of Directors on April 9, 2000. Since October, 1998, Mr. Saltzman has been a radio consultant for the Finelco radio group, based in Milan and Monaco. During 1997 through 1998, Mr. Saltzman was a founder and director of a German radio consortium, Mega Radio. During 1993 through 1997, Mr. Saltzman was the radio consultant to Scandinavian Broadcasting (SBS). Over the last ten years, Mr. Saltzman has served as a consultant to various radio groups including Hachette/Europe Communications of France. In 1983, Mr. Saltzman set up global radio syndicator Radio International Inc. Mr.

Saltzman received his B.A. from the University of South Florida in 1981.

Compensation of Directors

     Employee Directors of the Company do not receive any fee for serving on the Board of Directors however, such Directors are reimbursed for travel expenses for attendance at board meetings. Non-employee Directors are granted 5,000 options annually.

Board Meetings

     During the fiscal year ended December 31, 1999, one (1) meeting of the Board of Directors was held and action was taken on ten (10) occasions by unanimous written consent of the Board of Directors in lieu of meeting. Each Director of the Company participated in every action taken by unanimous consent in lieu of a meeting during the year. Each incumbent Director of the Company attended at least 75% of all meetings of the Board.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" MESSRS. NINOMIYA, LAVALLO, O'LOUGHLIN AND SALTZMAN AS THE NOMINEES FOR DIRECTORS.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

Summary Compensation

     The following provides certain information concerning all plan and non-plan (as defined in Item 402 (a)(ii) of Regulation S-B) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 1999, 1998 and 1997, to the former Chief Executive Officer. Additionally the following provides the same information for the present Chief Executive Officer for the period beginning February 4, 2000 and ending May 31, 2000. No director or executive officer received total compensation in respect of the 1999 or 1998 fiscal year exceeding $100,000.

                                                                               LONG TERM COMPENSATION AWARDS
                                              ANNUAL COMPENSATION                 RESTRICTED SECURITIES                  PAYOUTS
                                          ----------------------------        -------------------------------            -------
         NAME AND                                         OTHER ANNUAL                             UNDERLYING           ALL OTHER
    PRINCIPAL POSITION         YEAR       SALARY          COMPENSATION        STOCK AWARD(S)        OPTIONS           COMPENSATION
    ------------------         ----       ------          ------------        --------------        -------           ------------
                                            ($)               ($)                                                           ($)
Steven A. Rothstein            1999         --             $26,917(2)               --                  --                   --
President and Chief            1998         --             $34,333(3)               --                  --                   --
Executive Officer(1)           1997         --             $ 8,000(4)               --                  --                   --

----------
(1) President and Chief Executive Officer from November 1, 1997 to February 4, 2000.

(2) Includes: (i) $14,000 in management fees which included assisting the Company in finding new business opportunities; and (ii) $12,917 in interest accrued on certain notes issued by the Company, of which a portion was paid through the issuance of Common Stock of the Company and the balance was aggregated with the principal under the Note (as defined in "Item 7 - Certain Relationships and Related Transactions").

(3) Includes: (i) $6,000 in accrued management fees which included assisting the Company in finding new business opportunities; (ii) $15,000 in finance fees paid in connection with the granting of a loan to the Company; and
     (iii) $13,333 in interest accrued on certain notes issued by the Company to Mr. Rothstein, of which a portion was paid through the issuance of Common Stock of the Company and the balance was aggregated with the principal under the Note (see "Item 7 - Certain Relationships and Relations Transactions").

(4) Includes $8,000 in interest accrued on certain notes issued by the Company to Mr. Rothstein, of which a portion was paid through the issuance of Common Stock of the Company and the balance was aggregated with the principal under the Note (see "Item 7 Certain Relationships and Related Transactions").

Options/SAR Grants in Fiscal Year Ended December 31, 1999

     There were no option/SAR grants awarded to Mr. Rothstein in fiscal year ended December 31, 1999.

Aggregated Options/SAR Exercises in Most Recent Fiscal Year and Fiscal Year-End Options/SAR Values.

     The following table summarizes options exercised by the named executive officers during the year ended December 31, 1999, and the number and value of options held by Mr. Rothstein at the year end. The Company does not have any outstanding stock appreciation rights granted to executive officers.

                                                                       NUMBER OF               VALUE OF
                                                                      UNEXERCISED            IN-THE-MONEY
                                                                   OPTIONS/WARRANTS        OPTIONS/WARRANTS
                                                                       AT FY-END             AT FY-END ($)
                              SHARES ACQUIRED         VALUE          EXERCISABLE/            EXERCISABLE/
       NAME                     ON EXERCISE         REALIZED         UNEXERCISABLE         UNEXERCISABLE(1)
       ----                     -----------         --------         -------------         ----------------
Steven A. Rothstein                 --                 --              233,333/0            $2,199,980/0


Compensation of Directors

     Employee Directors of the Company did not receive any fees for serving on the Board of Directors during the year ended December 31, 1999. However, such Directors were reimbursed for travel expenses for attendance at board meetings. Non-employee Directors shall be granted 5,000 options annually commencing two
(2) years into their term as a Director of the Company.

Employment Agreements

     On August 31, 1999, the Company entered into an employment agreement with Mori S. Ninomiya in which he was employed as President/Chief Executive Officer. During his employment he is to receive a base salary (the "Base Salary") for the calendar year commencing August 31, 1999 of $51,000 per annum. He is also entitled to receive health insurance benefits. All options granted to Mr. Ninomiya prior to December 31, 1999 vested on March 1, 2000 and are presently exercisable, may be exercised through August 31, 2009.

     On August 31, 1999, the Company entered into an employment agreement with John Lavallo, in which he was employed as Executive Vice-President of Business Affairs. During his employment he is to be compensated at the rate of $50,000 per annum. He is also entitled to receive health insurance benefits. All options granted to Mr. Lavallo prior to December 31, 1999 vested on March 1, 2000 and are presently exercisable, may be exercised through August 31, 2009.

     On August 31, 1999, the Company entered into an employment agreement with Jason T. Brunka, in which he was employed as Executive Vice-President of A&R and Artist/ Label Relations. During his employment he is to be compensated at the rate of $40,000 per annum. He is also entitled to receive health insurance benefits. All options granted to Mr. Brunka prior to December 31, 1999 vested on March 1, 2000 and are presently exercisable, may be exercised through August 31, 2009.

     On August 31, 1999, the Company entered into an employment agreement with Rich Pangilinan, in which he was employed as Executive Vice-President of Marketing. During his employment he is to be compensated at the rate of $42,000 per annum. He is also entitled to receive health insurance benefits. All options granted to Mr. Pangilinan prior to December 31, 1999 vested on March 1, 2000 and are presently exercisable, may be exercised through August 31, 2009.

            II. PROPOSED ADOPTION OF 1999 INCENTIVE COMPENSATION PLAN

     The Board of Directors pursuant to the Agreement and Plan of Merger, dated January 26, 2000 and effective as of February 4, 2000, adopted, subject to shareholder approval, the 1999 Incentive Compensation Plan (the "1999 Incentive Plan") of takeoutmusic.com, Inc., a Delaware corporation, for use in connection with the issuance of stock, options and other stock purchase rights to executive officers, key employees, directors and other persons who render significant services to the Company.

     The adoption of the 1999 Incentive Plan was prompted by the Company's desire to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees, directors and consultants who render significant services to the Company. The Board of Directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the 1999 Incentive Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company's cash reserves. Management believes that, to implement the anticipated expansion of the Company's operations over the next several years, the Company will be faced with an increasing demand for additional qualified personnel. In order to attract and retain such personnel, the Company will require a wide array of compensation alternatives. The 1999 Incentive Plan is intended to enable the Company to offer executives, key employees, directors and consultants a personal interest in the Company's growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock.

     The 1999 Incentive Plan is intended to attract, retain, and reward high-quality executives, employees, directors and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company to strengthen the mutuality of interests between such persons and the Company's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The 1999 Incentive Plan is also intended to qualify certain compensation awarded thereunder for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto (the "Code") to the extent deemed appropriate by the Committee (as hereafter defined) of the Board of Directors of the Company. It is contemplated that each executive officer, other officers, employees and other persons who perform services of special importance to the Company, including directors of the Company, will be eligible to participate under the 1999 Incentive Plan. An employee on a leave of absence may be considered as still in the employ for purposes of eligibility under the 1999 Incentive Plan. A total of one million two hundred thousand (1,380,000) shares of Common Stock will be reserved for issuance under the 1999 Incentive Plan. The vesting periods are subject to the discretion of the Committee.

     Except to the extent that the Board elects to administer the 1999 Incentive Plan, it is anticipated that it will be administered by a committee designated by the Board of Directors (the Board or such committee, as the case may be, are referred to herein as the "Committee"). The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the 1999 Incentive Plan, to select eligible persons to become participants, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreement and rules and regulations for the administration of the 1999 Incentive Plan, construe and interpret the 1999 Incentive Plan and award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 1999 Incentive Plan.

     Generally, the 1999 Incentive Plan may be amended by action of the Board of Directors, except that any amendment or alteration to the 1999 Incentive Plan shall be subject to the approval of the Company's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 1999 Incentive Plan.

     As more particularly set forth in the 1999 Incentive Plan, at any time, awards granted thereunder may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award granted thereunder or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a holder to receive payment from the Company. If an award is granted in substitution or exchange for another award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. In addition, awards may be granted in lieu of cash compensation. The term of each award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

     Subject to the terms of the 1999 Incentive Plan and any applicable award agreement, payments to be made by the Company or a subsidiary upon the exercise of an option or other award or settlement of an award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other awards or other property, and may be made in a single payment or transfer, in Installments, or on a deferred basis. The settlement of any award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or permitted at the election of the holder on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Common Stock.

     The 1999 Incentive Plan generally provides that, unless the Committee determines otherwise, each option or right granted thereunder will become exercisable in full upon certain "change of control" events as described therein.

     In general, the Committee may impose on any award (subject to the provisions of the 1999 Incentive Plan), such additional terms and conditions not inconsistent with the provisions of the 1999 Incentive Plan as the Committee shall determine, including terms requiring forfeiture of awards in the event of termination of employment of the holder and terms permitting a holder to make elections relating to his or her award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under the 1999 Incentive Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the 1999 Incentive Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any award. The 1999 Incentive Plan provides several types of awards: stock options, stock appreciation rights (including limited stock appreciation rights), restricted stock, restricted stock units or RSUs, bonus stock and awards in lieu of obligations, dividend equivalents, annual incentive and performance awards, and other stock-based awards, as further described below.

     Stock Options. Options granted under the 1999 Incentive Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs. The Committee shall determine the exercise price of stock purchasable under an option, provided that such exercise price shall be not less than the fair market value of a share of stock on the date of grant of such option except as otherwise provided in the 1999 Incentive Plan. The Committee shall determine the times at or circumstances under which an option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of holders to make payment on a deferred basis), and the methods by or forms in which stock will be delivered or deemed to be delivered to holders. In no event may an option remain exercisable more than ten years following the date of grant.

     The terms of any ISO granted under the 1999 Incentive Plan shall comply in all respects with the provisions of Code Section 422.

     Stock Appreciation Rights. SARs may be granted to recipients of options under the 1999 Incentive Plan. An SAR shall confer a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of Common Stock on the date of exercise (or, in the case of a "Limited SAR," the fair market value determined by reference to the Change in Control Price, as defined under Section 9(c) of the 1999 Incentive Plan) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the fair market value of a share of Common Stock on the date of grant of such SAR except as provided under Section 7(a) of the 1999 Incentive Plan. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Common Stock will be delivered or deemed to be delivered to holders, whether or not an SAR shall be in tandem or in combination with any other award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other awards.

     Restricted Stock. Restricted shares awarded under the 1999 Incentive Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as are imposed by the Committee, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the 1999 Incentive Plan and any award agreement relating to the restricted stock, a holder granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the restricted stock, subject to provisions of the 1999 Incentive Plan, the restricted stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the holder.

     Restricted stock granted under the 1999 Incentive Plan shall be evidenced in the manner determined by the Committee. The Committee may require that certificates representing restricted stock, if any, registered in the name of a holder bear a legend, that the Company retain physical possession of the certificates, and that the holder deliver a stock power to the Company, endorsed in blank, relating to the restricted stock. As a condition to the grant of an award of restricted stock, the Committee may require or permit a holder to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 1999 Incentive Plan. Unless otherwise determined by the Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company.

     Restricted Stock Units. The 1999 Incentive Plan also provides for the award of Restricted Stock Units ("RSUs"). These are rights to receive Common Stock, cash or a combination thereof at the end of a specified deferral period. The satisfaction of an RSU award occurs on the expiration of the deferral period specified for such RSU by the Committee. RSUs may be satisfied by the delivery of stock, cash equal to the fair market value of the specified number of shares of Common Stock covered by the RSUs, or a combination thereof, as determined by the Committee. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Holder) shall be forfeited; provided that the Committee may waive such restriction or forfeiture condition in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents (as defined herein) on the specified number of shares of Common Stock covered by an award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Common Stock having a fair market value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other awards or other investment vehicles, as the Committee shall determine or permit the Holder to elect.

     Bonus Stock and Awards in Lieu of Obligations. The Committee is also authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the 1999 Incentive Plan, provided that, in the case of holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Common Stock or other awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or awards granted thereunder shall be subject to such other terms as determined by the Committee.

     Dividend Equivalents. The 1999 Incentive Plan also authorizes the Committee to grant Dividend Equivalents to a Holder, entitling the holder to receive cash, Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments ("Dividend Equivalents"). Dividend Equivalents may be awarded on a freestanding basis or in connection with another award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     Annual Incentive and Performance Awards. Under the 1999 Incentive Plan, the Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, shares of Common Stock, or other awards, on terms and conditions established by the Committee, subject to certain conditions. The right of a holder to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. It is the intent of the Company that Performance Awards and Annual Incentive Awards granted to persons who are designated by the Committee as likely to be "covered employees" within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder.

     Performance Awards. In determining a Performance Award, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If the Committee determines that a Performance Award should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in the 1999 Incentive Plan. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 1999 Incentive Plan during the given performance period, as specified by the Committee in accordance with the 1999 Incentive Plan. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     Annual Awards. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 1999 Incentive Plan during the given performance period, as specified by the Committee in accordance therewith. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

     The Committee shall determine potential recipients of Annual Incentive Awards, and the amounts potentially payable thereunder, for each fiscal year, not later than the end of the 90th day of each such fiscal year, or at such other date as may be required or permitted in the case of awards intended to be "performance-based compensation" under Code Section 162(m). In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria in the given performance year, as specified by the Committee; in other cases, such amounts shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any holder shall be subject to the limitations set forth in the 1999 Incentive Plan.

     After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each holder in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise  payable  to  each  holder.  The  Committee  may,  in its  discretion, determine  that the amount  payable to any  holder as a final  Annual  Incentive
Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, except in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the holder prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     Other Stock-based Awards. The 1999 Incentive Plan also authorizes the Committee, subject to limitations under applicable law, to grant to holders such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the 1999 Incentive Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such awards. Common Stock delivered pursuant to an award in the nature of a purchase right granted shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the 1999 Incentive Plan, may also be granted.

     Options Granted Automatically to Non-employee Directors. Directors who are not otherwise employed by the Company are eligible for participation in the 1999 Incentive Plan. Each non-employee director will receive a non-employee director annual option to purchase 5,000 shares of the company's common stock at the close of business on the last trading day of each July. The exercise price per share of stock purchasable upon exercise of a non-employee director annual option will be equal to 100% of the fair market value of a share of stock on the date of grant of the option. Each non-employee director annual option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant. Unless otherwise provided in the 1999 Incentive Plan, the exercise price must be paid in full either in cash, by delivery of shares of Common Stock of the Company or by a combination of cash and shares. A non-employee director annual option will expire at the earlier of
(a) 10 years after the date of grant or (b) three months after the date the holder ceases to serve as a director of the company for any reason.

     It is the intent of the Company that the grant of any awards to or other transaction by a holder who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such holder). Accordingly, if any provision of the 1999 Incentive Plan or any award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such, provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such holder shall avoid liability under Section 16(b).

     No award or other right or interest granted under the 1999 Incentive Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the holder thereof to any party (other than the Company or a subsidiary), or assigned or transferred by such holder otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a holder, and such awards or rights that may be exercisable shall be exercised during the lifetime of the holder only by the holder or his or her guardian or legal representative, except that awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more beneficiaries or other transferees during the lifetime of the holder, and may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an award agreement (subject to any terms and conditions which the Committee may impose thereon). A beneficiary, transferee, or other person claiming any rights under the 1999 Incentive Plan from or through any holder shall be subject to all terms and conditions of the 1999 Incentive Plan and any award agreement applicable to such holder, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock issued and outstanding on the record date, voting together as a single class, is required for the adoption of the 1999 Incentive Plan. The Directors and Director-Officers of the Company and other principal shareholders owning of record, beneficially, directly and indirectly, an aggregate of approximately 2,716,070 shares of the Company's Common Stock constituting approximately 21.1% of such shares outstanding on the record date, have agreed to vote in favor of approval of this proposal.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. II TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                              FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO JOHN LAVALLO, EXECUTIVE VICE PRESIDENT OF BUSINESS AFFAIRS, TAKEOUTMUSIC.COM HOLDINGS CORP., 381 BROADWAY, SUITE 201, NEW YORK, NEW YORK 10013. EACH SUCH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF JULY 28, 2000 THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON SHARES ENTITLED TO VOTE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the foregoing is the only business which the Board of Directors intends to present, and it is not aware of any other matters which may come before the Annual Meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                     STOCKHOLDER PROPOSALS FOR 2001 MEETING

     Proposals of Stockholders intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company on or prior to April 27, 2001, to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2001 Annual Meeting of Stockholders.

                                     By Order of the Board of Directors

                                    /s/ JOHN LAVALLO,
                                    EXECUTIVE VICE PRESIDENT OF BUSINESS AFFAIRS

Dated: August 25, 2000

APPENDIX A

                         TAKEOUTMUSIC.COM HOLDINGS CORP.

--------------------------------------------------------------------------------

                        1999 INCENTIVE COMPENSATION PLAN

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
1.       Purpose................................................................................................-1-

2.       Definitions............................................................................................-1-

3.       Administration.........................................................................................-4-

         (a)      Authority of the Committee....................................................................-4-
         (b)      Manner of Exercise of Committee Authority.....................................................-4-
         (c)      Limitation of Liability.......................................................................-4-

4.       Stock Subject to Plan..................................................................................-5-

         (a)      Overall Number of Shares Available for Delivery...............................................-5-
         (b)      Application of Limitation to Grants of Awards.................................................-5-
         (c)      Availability of Shares Not Delivered under Awards.............................................-5-

5.       Eligibility; Per-Person Award Limitations..............................................................-5-

6.       Specific Terms of Awards...............................................................................-6-

         (a)      General.......................................................................................-6-
         (b)      Options.......................................................................................-6-
         (c)      Stock Appreciation Rights.....................................................................-7-
         (d)      Restricted Stock..............................................................................-7-
         (e)      RSUs..........................................................................................-8-
         (f)      Bonus Stock and Awards in Lieu of Obligations.................................................-9-
         (g)      Dividend Equivalents..........................................................................-9-
         (h)      Annual Incentive and Performance Awards.......................................................-9-
         (i)      Other Stock-based Awards......................................................................-9-

7.       Certain Provisions Applicable to Awards...............................................................-10-

         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.......................................-10-
         (b)      Term of Awards...............................................................................-10-
         (c)      Form and Timing of Payment Under Awards; Deferrals...........................................-10-
         (d)      Exemptions from Section 16(b) Liability......................................................-10-

8.       Performance and Annual Incentive Awards...............................................................-11-

         (a)      Performance Conditions.......................................................................-11-
         (b)      Performance Awards Granted to Designated Covered Employees...................................-11-

                                       (i)

         (c)      Annual Incentive Awards Granted to Designated Covered Employees..............................-12-
         (d)      Written Determinations.......................................................................-13-
         (e)      Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m).....................-14-

9.       Change in Control.....................................................................................-14-

         (a)      Effect of "Change in Control"................................................................-14-
         (b)      Definition of "Change in Control"............................................................-14-
         (c)      Definition of "Change in Control Price"......................................................-15-

10.      Options Granted Automatically to Non-Employee Directors...............................................-16-

         (a)      Annual Option Grants.........................................................................-16-
         (b)      Number of Shares Subject to Automatic Option Grants..........................................-16-
         (c)      Other Non-Employee Director Annual Option Terms..............................................-16-
         (d)      Method of Exercise...........................................................................-17-
         (e)      Availability of Shares.......................................................................-17-

11.      General Provisions....................................................................................-17-

         (a)      Compliance with Legal and Other Requirements.................................................-17-
         (b)      Limits On Transferability; Beneficiaries.....................................................-17-
         (c)      Adjustments..................................................................................-18-
         (d)      Taxes........................................................................................-18-
         (e)      Changes to the Plan and Awards...............................................................-19-
         (f)      Limitation on Rights Conferred Under Plan....................................................-19-
         (g)      Unfunded Status of Awards, Creation of Trusts................................................-19-
         (h)      Nonexclusivity of the Plan...................................................................-19-
         (i)      Payments in the Event of Forfeitures; Fractional Shares......................................-19-
         (j)      Governing Law................................................................................-19-
         (k)      Plan Effective Date and Shareholder Approval.................................................-19-


                                      (ii)

                         TAKEOUTMUSIC.COM HOLDINGS CORP.

                        1999 Incentive Compensation Plan

     1. Purpose. The purpose of this 1999 Incentive Compensation Plan (the "Plan") is to assist takeoutmusic.com Holdings Corp., a Washington corporation (the "Corporation"), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Corporation and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Corporation to strengthen the mutuality of interests between such persons and the Corporation's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Corporation.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

          (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, RSU, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

          (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 11 (b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d- 3 under the Exchange Act and any successor to such Rule.

          (e) "Board" means the Corporation's Board of Directors.

          (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

          (g)  "Change  In  Control  Price"  means  the  amount   calculated  in
     accordance with Section 9(c) of the Plan.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "non employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required to qualify for tax deductibility under Code Section 162(m).

          (j) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (k) "Dividend Equivalent" means a right granted to a Participant under
     Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (l) "Effective Date" means July 16, 1999, subject to approval by stockholders of the Company.

          (m) "Eligible Person" means each Executive Officer and other officers and employees of the Corporation or of any subsidiary, and other persons who provide services to the Corporation or any of its subsidiaries including directors of the Corporation. An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary for purposes of eligibility for participation in the Plan.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (o) "Executive Officer" means an executive officer of the Corporation as defined under the Exchange Act.

          (p) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Stock is listed or admitted to trading or by the Nasdaq National Market or the Nasdaq Small Cap Market, or, if the Stock is not listed or admitted to trading on any national securities exchange or quoted by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the average closing bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or by the OTC Electronic Bulletin Board or similar organization if Nasdaq is no longer reporting such information.

          (q) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code
     Section 422 or any successor provision thereto.

          (r) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

          (s) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (t) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

          (u) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (v) "Performance Award" means a right,  granted to a Participant under
     Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

          (w) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (x) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1-162-27 under Code
     Section 162(m).

          (y)  "Restricted  Stock" means Stock  granted to a  Participant  under
     Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (z) "Restricted Stock Unit" or "RSU" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          (aa) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (bb) "Stock" means the Corporation's Common Stock, $0.01 par value per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11(c) hereof.

          (cc) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

     3.   Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board." The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to
Section 16 of the Exchange Act in respect of the Corporation, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Participants, Beneficiaries, transferees under Section 11(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss-of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Corporation or a subsidiary, the Corporation's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

     4.   Stock Subject to Plan.

     (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 1,200,000. Any shares of stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

     (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     (c) Availability of Shares Not Delivered Under Awards. Shares of Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     5. Eligibility; Per-person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than a number of shares of Common Stock recommended by the Compensation Committee, subject to adjustment as provided in Section 11 (c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Participant shall not exceed an amount recommended by the Compensation Committee, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period other than an annual period by any one Participant on an annualized basis shall not exceed an amount recommended by the Compensation Committee.

     6.   Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11
(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Corporation or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten years following the date of grant.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code
     Section 422, unless the Participant has first requested the change that will result in such disqualification.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

          (i) Right to Payment. a SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR", the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such SAR except as provided under Section 7(a) hereof.

          (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) RSUs. The Committee is authorized to grant RSUs to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of RSUs shall occur upon expiration of the deferral period specified for such RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. RSUs may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the RSUs, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee, may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as Shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend
Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to
Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

     (i) Other Stock-based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7.   Certain Provisions Applicable to Awards.

     (a) Stand-alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Corporation, any subsidiary, or any business entity to be acquired by the Corporation or a subsidiary, or any other right of a Participant to receive payment from the Corporation or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Corporation or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price Adiscounted@ by the amount of the cash compensation surrendered).

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

     (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Corporation or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 11(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     (d) Exemptions From Section 16(b) Liability. It is the intent of the Corporation that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     8.   Performance and Annual Incentive Awards.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

     (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margin; (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; pretax earnings before interest; depreciation and amortization (EBITDA); pretax earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Corporation; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; and (14) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poors 500 Stock Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

          (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as a "performance-based compensation" for purposes of Code
Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

          (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
     Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code
     Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

          (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or
     (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code
     Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

     (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     (e) Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m). It is the intent of the Corporation that Performance Awards and Annual Incentive Awards under Sections 8(b) and B(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c),
(d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 182(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.   Change in Control.

     (a) Effect of "Change in Control." In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award agreement:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 11 (a) hereof;

          (ii) Any optionee who holds an Option shall be entitled to elect, during the 60 day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Corporation shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option;

          (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a) hereof; and

          (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award agreement relating to such Award.

     (b) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if:

          (i) Any Person (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Corporation) acquires securities of the Corporation and immediately thereafter is the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities (except that an acquisition of securities directly from the Corporation shall not be deemed an acquisition for purposes of this clause (i));

          (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause
     (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 148-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

          (iii) The consummation of a merger or consolidation of the Corporation with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation in which no premium is intended to be paid to any shareholder participating in the merger or consolidation;

          (iv) The stockholders of the Corporation approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Corporation (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Corporation, in substantially the same proportions as their ownership of the common stock of the Corporation immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

          (v) Any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

     For purposes of this definition:

          (1) The term "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

          (2) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          (3) The term "Person" shall have the meaning  ascribed to such term in
     Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

     (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Corporation, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

     10.  Options Granted Automatically to Non-employee Directors.

     (a) Annual Option Grants. A Non-Employee Director Annual Option will be automatically granted at the close of business on the last trading day of each March.

     (b) Number of Shares Subject to Automatic Option Grants. Unless otherwise determined by the Board in a resolution adopted on or prior to the date of the annual meeting of the Company's shareholders that coincides with or most recently precedes the date of grant of an Option to a Non-Employee Director, the number of shares of Stock to be subject to each Annual Option shall be 5,000, in each case subject to adjustment as provided in Section 11(c).

     (c) Other Non-employee Director Annual Option Terms. Unless otherwise determined by the Board, other terms of Annual Options shall be as follows:

          (i) The exercise price per share of Stock purchasable upon exercise of a Non-Employee Director Annual Option will be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of the Option.

          (ii) A Non-Employee Director Annual Option will expire at the earlier of (A) 10 years after the date of grant or (B) three months after the date the Participant ceases to serve as a director of the Company for any reason.

          (iii) Each Non-Employee Director Annual Option will become exercisable in three equal installments after each of the first, second and third anniversaries of the date of grant.

     (d) Method of Exercise. A Participant may exercise a Non-Employee Director Annual Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and shares.

     (e) Availability of Shares. If an automatic grant of Options authorized under Section 10(a) or (b) cannot be made in full due to the limitation set forth in Section 4(a), such grant shall be made (together with other automatic grants to occur at the same time) to the greatest extent then permitted under
Section 4(a).

     11.  General Provisions.

     (a) Compliance With Legal and Other Requirements. The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and reasons, listing requirements, or other obligations.

     (b) Limits On Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the business unit, or the financial statements of the Corporation or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the, business strategy of the Corporation, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided, that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

     (d) Taxes. The Corporation and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participants tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Corporation's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for that right which caused the transaction to be ineligible for pooling of interest accounting. In addition, the Board shall also have the authority to modify the Plan, to the extent it deems necessary or desirable in its sole discretion, to minimize the taxes incurred by either the Company or any Participant relating to any Award.

     (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or a subsidiary, (ii) interfering in any way with the right of the Corporation or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Corporation unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for certain incentive awards and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

     (k) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board effective February 4, 2000, subject to approval by the shareholders of the Corporation.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF TAKEOUTMUSIC.COM HOLDINGS CORP.
         ANNUAL MEETING OF STOCKHOLDERS: 10:00 a.m., SEPTEMBER 27, 2000


     The undersigned stockholder of takeoutmusic.com Holdings Corp., a Washington corporation (the "Company"), hereby appoints Mr. Mori S. Ninomiya and Mr. John Lavallo, or any of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 381 Broadway, Suite 201, New York, New York 10013 at 10:00 a.m. (local time), on Wednesday, September 27, 2000, or any adjournment or adjournments thereof, in accordance with the instructions provided below.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" Proposals No. 1 and No. 2. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

[X]   Please mark your votes as
      indicated in this example

    The Board of Directors recommends a vote "FOR" Proposals No. 1 and No. 2

Proposal No. 1 - ELECTION OF DIRECTORS:

   FOR all nominees listed                 WITHHOLD AUTHORITY
   below (except as withheld    |_|        to vote for all nominees listed   |_|
   in the space provided )                 below

Mori S. Ninomiya, John Lavallo, Edwin O'Loughlin and Steven A. Saltzman. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" all nominees.

Proposal  No. 2- APPROVAL OF THE  AMENDMENT TO THE  COMPANY'S  1999 STOCK OPTION
PLAN:

             FOR  |_|           AGAINST  |_|          ABSTAIN  |_|


--------------------------

     Affix Label Here

--------------------------


----------------------------------         ----------------------------------
           Signature                                   Signature

Dated: ________________, 2000

Note: This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should do indicate. If shares are held by joint tenants or as community property, both should sign.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.